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                         SECURITIES AND EXCHANGE COMMISSION


                               Washington, D.C. 20549



                                      FORM 8-K



                             Current Report Pursuant to
                             Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):      September 22, 1998
                                                       ------------------

                                 FaxSav Incorporated
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                (Exact Name of Registrant as Specified in its Charter)

                                       Delaware
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                    (State or Other Jurisdiction of Incorporation)

       00-28754                                      11-3025769
       --------                                      ----------
(Commission File Number)                (I.R.S. Employer Identification No.)


399 Thornall Street, Edison, NJ                        08837
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(Address of Principal Executive Offices)             (Zip Code)


                                    (732) 906-2000
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                 (Registrant's Telephone Number, Including Area Code)


                                         N.A.
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            (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.   OTHER EVENTS

               On September 5, 1997, the Company filed a complaint for declaratory judgment against AudioFAX IP, LLP ("AudioFAX") in the United States District Court for the District of New Jersey. The Company sought declaratory relief that current FaxSav service offerings do not infringe any valid claims in AudioFAX's patents and that certain claims of AudioFAX's patents are invalid. On September 8, 1997, AudioFAX filed a complaint against the Company in the United States District Court for the Northern District of Georgia alleging patent infringement, seeking a preliminary and permanent injunction against the Company's alleged infringement and damages. On February 17, 1998, the Company filed an answer to the complaint in the Georgia action, denying all allegations of wrongdoing asserted by AudioFAX.

               Effective September 22, 1998, the Company settled all outstanding litigation with AudioFAX. As part of the settlement, the Company received from AudioFAX a fully paid-up license to certain patents relating to store-and-forward technologies and issued to AudioFAX 275,000 shares of FaxSav Common Stock as a licensing fee. Under certain circumstances, the Company may be required to issue additional shares of Common Stock or pay additional cash.

               The Company has escrowed an additional 100,000 shares of FaxSav Common Stock to facilitate compliance if and when it is required to make additional payments of stock or cash. The Company has undertaken to file a registration statement covering resale of its shares by AudioFAX. Upon effectiveness, AudioFAX has agreed not to sell on a weekly basis more than the greater of 40,000 shares or 10% of the prior week's trading volume.


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                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     FaxSav Incorporated
                                     -------------------
                                     (Registrant)

                                     By:     /s/ Peter S. Macaluso
                                             ---------------------
                                     Name:   Peter S. Macaluso
                                     Title:  Chief Financial Officer, Treasurer
                                             and Secretary





Dated:  September 23, 1998